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                                                   EXECUTION COPY
                      AMENDMENT NO. 1 TO THE
                    FIVE YEAR CREDIT AGREEMENT

                                  Dated as of August 4, 2003

          AMENDMENT NO. 1 TO THE FIVE YEAR CREDIT AGREEMENT among The May Department Stores Company, a New York corporation (the "Borrower") , The May Department Stores Company, a Delaware corporation (the "Guarantor"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of July 31, 2001 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

          SECTION 1.  Amendments to Credit Agreement.  The
Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

               (a) The definition of "Defined Debt" in Section 1.01 is amended in full to read as follows:

                         "Defined Debt" means all Consolidated Debt
               (excluding accounts payable, accrued expenses and income taxes payable, in each case to the extent the same are set forth as current liabilities in the applicable financial statements), plus all Invested Amounts (as defined in Section 5.02(a), plus the present value of rental payments under operating leases, as such present value is disclosed in the financial statements provided to the Lenders under
               Section 4.01(e) or Section 5.01(h), as applicable.

               (b)  Section 5.02(a) is amended by renumbering clauses
     (iv) and (v) as clauses (v) and (vi), respectively, and adding a new clause (iv) to read as follows:

                         (iv) other Liens, or assignments of the
               right to receive income, arising under an asset securitization (including, without limitation, an asset securitization in a transaction with a bank-sponsored conduit) entered into by one or more "Unrestricted Subsidiaries" (as defined below) in an aggregate "Invested Amount" not to exceed $700,000,000 at any time outstanding,

               (c) Section 5.02(a) is further amended by adding after clause (vi) a new sentence to read as follows:

               For purposes of clause (iv) above, "Unrestricted Subsidiary" means any Subsidiary created or acquired by the Borrower after June 17, 1996 the primary business of which consists of financing operations in connection with leasing and conditional sales transactions on behalf of the


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     Borrower and its Subsidiaries, and/or purchasing accounts
     receivable and/or making loans secured by accounts receivable or inventory, or which is otherwise primarily engaged in the business of a finance company and each other "Unrestricted Subsidiary" as defined in the Indenture dated as of June 17, 1996 among the Borrower, the Guarantor and Bank One Trust Company, National Association (successor in interest to The First National Bank of Chicago), as trustee, as such Indenture may be amended from time to time, and "Invested Amount" means the amounts invested by investors that are not Affiliates of the Borrower in connection with a securitization transaction (including, without limitation, an asset securitization in a transaction with a bank-sponsored conduit) and paid to the Borrower or any of its Subsidiaries, as reduced by the aggregate amounts received by such investors and applied to reduce such invested amounts.

               (d) Section 9.02 is amended in full to read as follows:

               SECTION 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be either
     (x) in writing (including telecopier communication) and mailed, telecopied or delivered or (y) electronically, to the extent set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), if to the Borrower or the Guarantor, at their address at 611 Olive, St. Louis,
     Missouri 63101, Attention: Chief Financial Officer, with copies to the Treasurer and Secretary at the same address;
     if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assumption Agreement or the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at Two Penns Way, New Castle, Delaware
     19720, Attention: Bank Loan Syndications Department; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent, provided that materials required to be delivered pursuant to Section 5.01(h)(i), (ii) or (iv) shall be delivered to the Agent as specified in Section 9.02(b) or as otherwise specified to the Borrower by the Agent. All such notices and communications shall, when mailed, telecopied, or e-mailed, be effective when deposited in the mails, telecopied, or confirmed by e-mail, respectively, except that notices and communications to the Agent pursuant to Article II, III or VIII shall not be effective until received by the Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

               (b) So long as Citibank or any of its Affiliates is the Agent, materials required to be delivered pursuant to
     Section 5.01(h)(i), (ii) and (iv) shall be delivered to the Agent in an electronic medium in a format acceptable to the Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com. The Borrower agrees that the Agent may make such materials (the "Communications") available to the Lenders by posting such notices on Intralinks, "e-Disclosure", the Agent's internet delivery system that is part of Fixed Income Direct, Global Fixed Income's primary web portal, or a substantially similar electronic system (the "Platform"). The Borrower acknowledges that (i) the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (ii) the Platform is provided "as is" and "as available" and (iii) neither the Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Agent or any of its Affiliates in connection with the Platform.



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               (c)  Each Lender agrees that notice to it (as provided
     in the next sentence) (a "Notice") specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Agent in writing of such Lender's e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

               (e) Section 9.08 is amended by adding to the end thereof a new sentence to read as follows:

               Notwithstanding anything herein to the contrary, the Borrower, the Guarantor, the Agent, each Lender, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) and J.P. Morgan Securities Inc. (and each employee, representative or other agent of each of the foregoing parties) may disclose to any and all Persons, without limitation of any kind, the U.S. tax treatment and tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the foregoing parties relating to such U.S. tax treatment and tax structure.

               SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantor and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

               SECTION 3.  Representations and Warranties of
the Borrower.  The Borrower represents and warrants as follows:

                    (a) Each of the Guarantor and the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

                    (b)  The execution, delivery and performance
     by each of the Guarantor and the Borrower of this Amendment and the Credit Agreement, as amended hereby, and, in the case of the Borrower, the Notes to be delivered by it, are each within the Guarantor's and the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Guarantor's or the Borrower's charter or by-laws or (ii) any law, judgment, order or injunction or any contractual restriction binding on or affecting the Guarantor or the Borrower. The execution, delivery and performance by each of the Guarantor and the Borrower of this Amendment will not result in or require the creation of any Lien, claim or other charge or encumbrance upon or with respect to any of the Guarantor's or the Borrower's property or interests in property.

                    (c)  No authorization or approval or other
     action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Guarantor or the Borrower of this Amendment.



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                    (d)  There is no pending or, to the best of the
     Borrower's or the Guarantor's knowledge, threatened action or proceeding to which the Guarantor or any of its Subsidiaries is or would be a party before any court, governmental agency, or arbitrator, that would, if adversely determined, have a Material Adverse Effect.
     Neither the Guarantor nor any of its Subsidiaries is in default under any order of any court, arbitrator or governmental body, or under any instrument, document or agreement binding upon the Guarantor, any of its Subsidiaries or any of their respective properties, which default (alone or together with all other such defaults) would have a Material Adverse Effect.

                    (e)  This Amendment has been duly executed
     and delivered by the Guarantor and the Borrower.  This
     Amendment is the legal, valid and binding obligation of the Guarantor and the Borrower.

                    (f)  No Default has occurred and is continuing.

               SECTION 4. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

               (b)  The Credit Agreement and the Notes, as
specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

               SECTION 6.  Execution in Counterparts.  This
Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

               SECTION 7.  Governing Law.  This Amendment shall
be governed by, and construed in accordance with, the laws of the State of New York.





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          IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE MAY DEPARTMENT STORES
                                   COMPANY, a New York
                                   corporation, as Borrower

                                   By __________________________
                                      Title:


                                   THE MAY DEPARTMENT STORES
                                   COMPANY, a Delaware
                                   corporation, as Guarantor

                                   By __________________________
                                      Title:


                                   CITIBANK, N.A.,
                                   as Agent and as a Lender


                                   By __________________________
                                      Title:


                                   THE BANK OF NEW YORK


                                   By __________________________
                                      Title:


                                   BANK ONE, NA


                                   By __________________________
                                      Title:


                                   WACHOVIA BANK, NATIONAL
                                   ASSOCIATION


                                   By __________________________
                                      Title:


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                                   JPMORGAN CHASE BANK


                                   By __________________________
                                      Title:


                                   FLEET NATIONAL BANK


                                   By __________________________
                                      Title:


                                   BNP PARIBAS


                                   By __________________________
                                      Title:


                                   By __________________________
                                      Title:


                                   THE NORTHERN TRUST COMPANY


                                   By __________________________
                                      Title:


                                   FIRSTAR BANK, N.A.


                                   By __________________________
                                      Title:


                                   MIZUHO CORPORATE BANK, LTD.


                                   By __________________________
                                      Title:



                                   MANUFACTURERS AND TRADERS
                                   COMPANY


                                   By __________________________
                                      Title:


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                                   WELLS FARGO BANK


                                   By __________________________
                                      Title:


                                   STANDARD CHARTERED BANK


                                   By __________________________
                                      Title:


                                   FIFTH THIRD BANK


                                   By __________________________
                                      Title:


                                   COMMERCE BANK N.A.


                                   By __________________________
                                      Title:


                                   FIRST BANK


                                   By __________________________
                                      Title: